UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06674

The Greater China Fund, Inc.

Exact name of registrant as specified in charter:

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102
Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code: 973-367-7521

Date of fiscal year end: 12/31/2008

Date of reporting period: 12/31/2008

Item 1 – Reports to Stockholders

ANNUAL REPORT

The Greater China Fund, Inc.

The Greater China Fund, Inc.

This report, including the financial statements herein, is sent to the shareholders of The Greater China Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

The Greater China Fund, Inc.

c/o Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

www.greaterchinafund.com

For shareholder account information call (800) 331-1710

Please call (toll-free) the Altman Group, our Investor and Public Relations at 1-(877)-FUND-GCH.

Additional information (including updated net asset value and market price) may be obtained on the Fund’s internet site.

The Fund’s CUSIP number is 39167B102.

The Greater China Fund, Inc.

The Fund’s Management

Directors

Edward Y. Baker, Chairman

John A. Bult

John A. Hawkins

C. William Maher

Jonathan J.K.Taylor

Tak Lung Tsim

Executive Officers

Brian Corris, President

Henry Chan, Vice President

Franki Chung, Vice President

Grace C. Torres, Treasurer, Principal Financial and Accounting Officer and Vice President

Deborah A. Docs, Chief Legal Officer and Secretary

Andrew R. French, Assistant Secretary

Valerie M. Simpson, Chief Compliance Officer

Theresa C. Thompson, Deputy Chief Compliance Officer

Lana Lomuti, Assistant Treasurer

Peter Parrella, Assistant Treasurer

Investment Manager

Baring Asset Management (Asia) Ltd.

19th Floor

Edinburgh Tower

15 Queen’s Road Central

Hong Kong

Administrator

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

Custodian

The Bank of New York

One Wall Street

New York, New York 10286

Shareholder Servicing Agent

PNC Global Investment Servicing

P.O. Box 43027

Providence, Rhode Island 02940-3027

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legal Counsel

White & Case LLP

1155 Avenue of the Americas

New York, New York 10036

The Greater China Fund, Inc.

Letter to Shareholders

February 19, 2009

Dear Shareholders,

China experienced a challenging 2008. The first half of the year saw the country hit by snow storms and an earthquake. Subsequently, the deteriorating global economy moved center stage. The MSCI Zhong Hua Index, expressed in US dollars and in gross terms, fell 50.9% during the year. The Net Asset Value of The Greater China Fund, Inc. (the “Fund”) declined 53.5% for the same period. Over three years, however, the Fund’s Net Asset Value has risen by 46.5% on a total return basis.

During the year, the Fund announced a distribution from short-term capital gains of $1.77 per share and a distribution from long-term capital gains of $4.89 per share for a total distribution of $6.66 per share. The Fund is required to distribute most of its net investment income in order not to be subject to a federal excise tax. The size of the dividend mainly resulted from the realized gains in the Fund’s portfolio and the absence of tax losses carried forward from previous years. Despite the disappointing share price performance in 2008, the Fund’s total return has exceeded 55% in the last three years, driven by its high dividend distribution.

The Chinese economic slowdown gathered pace in the second half of 2008, reflecting a diminution in external demand and a reduction in inventories in the immediate aftermath of the collapse in commodity prices. In response to this more hostile environment, the Chinese government announced a 4 trillion Yuan (US$585 billion) infrastructure package and interest rate cuts to support growth, with a particular focus on domestic demand and job creation. The quick policy response and the strong financial position of both the private and public sector have helped the Chinese equity market to recover from its low at the end of October 2008 and also, we believe, laid a solid foundation for the future.

Going into the Year of the Ox, which is the sign of prosperity through fortitude and hard work, we look forward to a period of positive economic growth and stock market stabilization in China. Although a slowdown in economic growth is inevitable in the near term, we believe that China and other emerging economies still have strong long-term growth prospects. The underleveraged balance sheets of the consumer and corporate sectors should ensure that China is one of the first economies to recover as global financial markets begin to stabilize. The authorities are focused on boosting domestic consumption and infrastructure development and we have positioned the Fund to benefit from these government initiatives.

Sincerely,

Edward Y. Baker

Chairman

The Greater China Fund, Inc.

Report of the Investment Manager

Overview

2008 was an eventful year for China, which experienced snowstorms, an earthquake, the Olympics and a weak equity market. Initially, the market declined in response to the threat of high inflation and rising oil prices. However, these concerns were rapidly replaced by worries over the possibility of a global recession and weak corporate earnings. Despite a partial recovery in the equity market in November and December, at the end of January 2009 the market stood at its 2006 levels. The depressed valuation reflects the challenging outlook as the global economy weakens. On the positive side, the Chinese government has launched unprecedented stimulus packages to buffer the domestic downturn and support its long-term development goals. Given the country’s strong financial position and the authorities’ commitment to supporting the economy, we remain confident in the longer-term outlook for the Chinese equity market.

Performance

In net asset value terms, the Fund declined by 53.5% in 2008, compared with a 50.9% fall in the MSCI Zhong Hua Index. Against the backdrop of extreme risk aversion, our avoidance of Hong Kong utilities was detrimental as these stocks outperformed due to their defensive characteristics. At the same time, our overweight stance in the Materials and Consumer Discretionary sectors detracted. Selected non-benchmark positions in the China A-share market also hurt performance as did our exposure to selected mid-cap paper manufacturers.

Conversely, positive contributors included an overweight stance in big cap financials and property stocks, such as China Overseas Land and Industrial and Commercial Bank of China. At the same time, we successfully avoided selected Hong Kong property stocks which were sold down sharply as the property market weakened. Our underweight stance in exporters, which are vulnerable to U.S. economic slow down, was also beneficial.

Quarterly NAV Performance

* MSCI China (Free) before 1/6/2000 and MSCI Zhong Hua (Free) after 1/6/2000

Source: Baring Asset Management as at 12/31/2008

The Greater China Fund, Inc.

Calendar Year NAV Performance

* MSCI China (Free) before 1/6/2000 and MSCI Zhong Hua (Free) after 1/6/2000

Source: Baring Asset Management as at 12/31/2008

Rolling Year NAV Performance to December 31, 2008

* Includes the effect of dividend payment and rights issue payment

** MSCI China (Free) before 1/6/2000 and MSCI Zhong Hua (Free) after 1/6/2000

Source: Baring Asset Management as at 12/31/2008

The Greater China Fund, Inc.

Report of the Investment Manager

Concluded

Economic and Strategy Review

In the near term, the Chinese economy is likely to slow, reflecting weaker external demand for manufactured exports. However, macroeconomic policy has shifted towards stimulating the economy and is designed to maintain GDP growth in the region of 8%. Given China’s unprecedented fiscal action, infrastructure package and aggressive monetary easing, we remain positive on the long-term outlook for the Chinese economy and market. The continued strong growth of the world’s emerging markets will not completely offset the recession in a number of western economies. However, we believe the world’s financial center of gravity has shifted and economic growth this year and next will be led by emerging Asia and China.

Turning to our strategy, we reduced exposure to small and mid-cap names, even though many continued to deliver strong earnings growth. With the tightening of global liquidity, we suspect the small to mid-cap area could face a further de-rating. Within our screening process we have increased the emphasis on cash flow and the solvency ratio. In terms of positioning, we added growth stocks with reasonable valuation at the expense of defensive names which outperformed in the fourth quarter of 2008. The Fund remains biased towards quality companies with good cash flow and balance sheet strength, which will also benefit from the structural demand resulting from consumption and infrastructure spending in China.

Selected Hong Kong stocks with strong dividend yields and low earnings growth expectations outperformed during the period. While we will continue to monitor the impact of global credit crisis on Hong Kong’s economy, we believe the fundamental backdrop of the Hong Kong economy remains strong as evidenced by its robust labour market and low public leverage. Nevertheless, we have reduced exposure to the retail sector, as we anticipate a slowdown in consumer demand, partially in response to a poorer equity market performance.

Against a backdrop of slowing U.S. demand, a gradual improvement in the relationship between Taiwan and China failed to materially impact Taiwan’s equity market. Continuous earnings downgrades prompted us to reduce exposure to Taiwan during the fourth quarter of 2008. We would only consider re-entering the market once consensus forecasts become more realistic.

At a time when many western economies are facing either a sharp economic slowdown or a full-blown recession, China’s economy stands out as a beacon of relative strength. We believe that stock market valuations have retreated to attractive levels given the solid fundamental outlook and we expect the Fund to benefit from the resumption of the China re-rating story and a recovery in investor confidence.

Baring Asset Management (Asia) Ltd.

February 19, 2009

The Greater China Fund, Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended December 31, 2008 and reflects all views at the time of its writing. Of course, these views may change in response to changing circumstances and they do not guarantee the future performance of the markets or the Fund. We encourage you to consult your financial advisor regarding your personal investment program.

The Greater China Fund, Inc.

Top Ten Equity Holdings (Unaudited)

As of December 31, 2008

Percentage of Net Assets
China Mobile (Hong Kong) Ltd.	10.6%

Industrial & Commercial Bank of China Ltd. “H”	10.2

China Life Insurance Co. Ltd. “H”	6.6

China Construction Bank “H”	5.6

CNOOC Ltd.	4.6

Ping An Insurance (Group) Co. of China Ltd. “H”	4.5

PetroChina Co. Ltd. “H”	4.0

China Overseas Land & Investment Ltd.	3.7

China Petroleum & Chemical Corp. “H”	3.3

Cheung Kong Holdings Ltd.	2.8
Total	55.9%

The Greater China Fund, Inc.

Industry Diversification (Unaudited)

As of December 31, 2008

Percentage of Net Assets
EQUITIES

Commodities	5.6%

Consumption	2.4

Energy	16.2

Financials	35.0

Machinery & Engineering	2.0

Miscellaneous	1.3

Real Estate	8.5

Technology	2.1

Telecommunication	16.0

Transportation	2.0

Utilities	4.5

TOTAL EQUITIES	95.6%

CONVERTIBLE BOND	1.0

SHORT-TERM INVESTMENT	3.2

INVESTMENT OF CASH COLLATERAL FROM SECURITIES LOANED	12.9

TOTAL INVESTMENTS	112.7%

LIABILITIES, IN EXCESS OF CASH AND OTHER ASSETS	(12.7)

NET ASSETS	100.0%

The Greater China Fund, Inc.

Portfolio of Investments

December 31, 2008

Shares	Description	Value (Note 1)
	EQUITIES - 95.6%
	CHINA - 77.6%
	Commodities - 5.3%
3,822,000	Aluminum Corporation of China Ltd. “H” (1)	$2,012,046
3,176,000	Angang New Steel Co. Ltd. “H”	3,552,930
282,000	Anhui Conch Cement Co. Ltd. “H” (2)	1,297,167
3,555,000	China National Materials Co. Ltd. “H” (2)	2,132,945
2,144,000	Sinofert Holdings Ltd.	1,037,393
1,136,000	Zijin Mining Group Co. Ltd. “H”	688,911

		10,721,392

	Consumption - 1.6%
3,674,000	Dongfeng Motor Group Co. Ltd. “H”	1,185,131
1,785,500	Parkson Retail Group Ltd.	2,027,354

		3,212,485

	Energy - 16.2%
718,000	China Coal Energy Co. “H”	571,606
3,268,000	China Oilfield Services Ltd. “H”	2,635,416
11,126,000	China Petroleum & Chemical Corp. “H”	6,732,851
2,140,000	China Shenhua Energy Co. Ltd. “H”	4,528,399
10,024,000	CNOOC Ltd.	9,364,114
2,910,000	CNPC Hong Kong Ltd.	904,893
9,326,000	PetroChina Co. Ltd. “H”	8,170,568

		32,907,847

	Financials - 30.3%
14,024,000	Bank of China Ltd. “H” (1)	3,836,144
1,434,000	Bank of Communications Co. Ltd. “H” (1)	1,034,304
20,534,000	China Construction Bank “H” (1)	11,260,290
4,426,000	China Life Insurance Co. Ltd. “H”	13,448,982
1,144,000	China Merchants Bank Co. Ltd. “H” (1)	2,119,667
39,292,000	Industrial & Commercial Bank of China Ltd. “H” (1)	20,684,803
1,870,500	Ping An Insurance (Group) Co. of China Ltd. “H”	9,050,573

		61,434,763

	Machinery & Engineering - 2.0%
2,342,000	China Communications Construction Co. Ltd. “H”	2,888,896
2,642,000	Shanghai Electric Group Co. Ltd. “H” (2)	1,070,408

		3,959,304

	Real Estate - 4.7%
5,360,040	China Overseas Land & Investment Ltd.	7,455,450
4,632,000	Franshion Properties Ltd.	1,255,090
1,736,500	Sino-Ocean Land Holdings Ltd.	784,206

		9,494,746

See Notes to Financial Statements.

The Greater China Fund, Inc.

Shares	Description	Value (Note 1)
	Technology - 1.2%
8,700	Baidu, Inc. (2)	$1,135,959
4,570,000	Lenovo Group Ltd.	1,244,187

		2,380,146

	Telecommunication - 13.6%
2,135,000	China Mobile (Hong Kong) Ltd.	21,432,092
9,334,000	China Telecom Corp. Ltd. “H”	3,480,589
2,170,000	China Unicom (Hong Kong) Ltd.	2,603,933

		27,516,614

	Transportation - 1.1%
1,801,000	China COSCO Holdings Co. Ltd. “H”	1,252,534
920,000	China Shipping Development Co. Ltd. “H”	914,041

		2,166,575

	Utilities - 1.6%
606,000	China Resources Power Holdings Co. Ltd.	1,165,054
4,090,000	Datang International Power Generation Co. Ltd. “H”	2,163,686

		3,328,740

	Total China	157,122,612

	HONG KONG - 16.3%
	Consumption - 0.8%
299,800	Esprit Holdings Ltd.	1,698,178

	Financials - 4.2%
259,600	Hang Seng Bank Ltd.	3,406,534
185,000	Hong Kong Exchanges & Clearing Ltd.	1,756,858
392,000	Sun Hung Kai Properties Ltd.	3,267,425

		8,430,817

	Miscellaneous - 1.3%
510,000	Hutchison Whampoa Ltd.	2,556,515

	Real Estate - 3.8%
600,000	Cheung Kong Holdings Ltd.	5,674,692
129,000	Swire Pacific Ltd.	887,996
386,000	Wharf Holdings Ltd.	1,058,360

		7,621,048

	Telecommunication - 2.4%
766,000	Tencent Holdings Ltd.	4,941,808

	Transportation - 0.9%
820,500	MTR Corp. Ltd.	1,901,393

	Utilities - 2.9%
408,000	CLP Holdings Ltd.	2,769,064
196,500	Hong Kong Electric Holdings Ltd.	1,102,907

See Notes to Financial Statements.

The Greater China Fund, Inc.

Portfolio of Investments

Concluded

Shares	Description	Value (Note 1)
	Utilities (continued)
1,350,200	Hong Kong and China Gas Co. Ltd.	$2,038,314

		5,910,285

	Total Hong Kong	33,060,044

	TAIWAN - 1.7%
	Commodities - 0.3%
20,600	Far Eastern Textile Ltd.	13,182
386,000	Taiwan Fertilizer Co. Ltd.	613,968

		627,150

	Financials - 0.5%
970,300	Cathay Financial Holding Co. Ltd.	1,079,162

	Technology - 0.9%
1,256,000	Acer, Inc.	1,630,374
99,000	Hon Hai Precision Industry Co. Ltd.	193,668

		1,824,042

	Total Taiwan	3,530,354

	Total Equities (cost $250,137,492)	193,713,010

Principal Amount (000)	CONVERTIBLE BOND - 1.0%
	Consumption - 1.0%
HKD31,200	China Retail Concepts, 8.40%, due 02/28/09 (cost $3,995,620) (3)	2,012,851

Units	RIGHTS
	Real Estate
214,401	China Overseas Land & Investment Ltd. (cost $0)	76,906

	Total Long-Term Investments (cost $254,133,112)	195,802,767

Shares	SHORT-TERM INVESTMENT - 3.2%
	Money Market Fund (4) - 3.2%
6,451,685	Morgan Stanley USD Liquid Cash Reserve, 1.98% (cost $6,451,685)	6,451,685

	INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 12.9%
	Money Market Fund (4) - 12.9%
26,033,518	State Street Navigator Securities Lending Prime, 2.14% (cost $26,033,518)	26,033,518

	Total Investments (cost $286,618,315) - 112.7%	228,287,970
	Liabilities, in excess of cash and other assets - (12.7%)	(25,778,067)

	Net Assets - 100.0%	$202,509,903

See Notes to Financial Statements.

The Greater China Fund, Inc.

NOTES TO PORTFOLIO OF INVESTMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$226,275,119
Level 2 – Other Significant Observable Inputs	–
Level 3 – Significant Unobservable Inputs	2,012,851

Total	$228,287,970

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of 12/31/07	$4,001,334
Realized gain (loss)	–
Change in unrealized appreciation (depreciation)	(1,988,483)
Net purchases (sales)	–
Transfers in and/or out of Level 3	–

Balance as of 12/31/08	$2,012,851

(1)	All or a portion of the security is on loan. The aggregate market value of such securities is $22,896,547 cash collateral of $26,033,518 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(2)	Non-income producing security.
(3)	As of December 31, 2008, 1 security representing $2,012,851 and 0.99% of net assets was fair valued in accordance with the policies adopted by the Board of Directors. This security is also illiquid.
(4)	Rates shown reflect yield at December 31, 2008.

See Notes to Financial Statements.

The Greater China Fund, Inc.

Statement of Assets and Liabilities

December 31, 2008

Assets
Investments, at value (cost $260,584,797)*	$202,254,452
Investments of cash collateral from securities loaned (cost $26,033,518)	26,033,518
Foreign currency (cost $1,483,800)	1,490,803
Prepaid assets	126,836
Dividends and interest receivable	56,118

Total assets	229,961,727

Liabilities
Payable for cash collateral for securities loaned	26,033,518
Professional services	711,335
Payable for securities purchased	246,607
Accrued expenses	213,650
Investment management fee payable	212,527
Administration fee payable	34,187

Total liabilities	27,451,824

Net Assets	$202,509,903

Composition of Net Assets
Common stock, $0.001 par value; 22,765,665 shares issued and outstanding (100,000,000 shares authorized)	$22,766
Paid-in capital in excess of par	295,531,655

295,554,421
Undistributed net investment income	1,846,742
Accumulated net realized loss on investments and foreign currency transactions	(36,567,916)
Net unrealized depreciation of investments and other assets and liabilities denominated in foreign currencies	(58,323,344)

Net Assets	$202,509,903

Shares Outstanding	22,765,665

Net Asset Value Per Share	$8.90

*	Includes $22,896,547 of investments in securities on loan, at value.

See Notes to Financial Statements.

The Greater China Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends (net of foreign withholding taxes of $95,898)	$7,890,925
Interest income	814,529
Securities lending income, net	291,044

Total investment income	8,996,498

Expenses
Investment management fees	3,641,055
Directors’ fees and expenses	645,000
Administration fees	611,739
Professional services	424,000
Custodian and accounting fees	357,000
Insurance expense	191,000
Reports and notices to shareholders	155,000
Transfer agent fees and expenses	29,000
New York Stock Exchange listing fee	23,750
Miscellaneous expenses	76,558

Total expenses	6,154,102

Net investment income	2,842,396

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	(34,645,827)
Foreign currency transactions	(258,671)

(34,904,498)
Net change in unrealized appreciation (depreciation) of:
Investments	(218,122,373)
Foreign currencies	(149,713)

(218,272,086)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(253,176,584)

Net Decrease in Net Assets from Investment Operations	$(250,334,188)

See Notes to Financial Statements.

The Greater China Fund, Inc.

Statement of Changes in Net Assets

	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Increase (Decrease) from Investment Operations
Net investment income	$2,842,396	$53,984
Net realized gain (loss) on:
Investments	(34,645,827)	304,487,754
Foreign currency transactions	(258,671)	(376,826)

	(34,904,498)	304,110,928
Net change in unrealized appreciation (depreciation) on :
Investments	(218,122,373)	(9,219,971)
Foreign currencies	(149,713)	144,979

	(218,272,086)	(9,074,992)
Total increase (decrease) from investment operations	(250,334,188)	295,089,920

Dividends and Distributions to Shareholders from:
Dividends paid from net investment income and net realized gain from foreign currency transactions	–	(466,137)
Distributions paid from net realized gains on investments	(112,074,762)	(220,662,753)

Total dividends and distributions to shareholders	(112,074,762)	(221,128,890)

Common Stock Transactions
Reinvestment of dividends resulting in issuance of common stock	78,435,996	982,532

Net increase in net assets from capital stock transactions	78,435,996	982,532

Net increase (decrease) in net assets	(283,972,954)	74,943,562

Net Assets
Beginning of year	486,482,857	411,539,295

End of year (including undistributed (distributions in excess of) net investment income of $1,846,742 and ($162,320), respectively)	$202,509,903	$486,482,857

See Notes to Financial Statements.

The Greater China Fund, Inc.

Notes to Financial Statements

Note 1.	Organization and Significant Accounting Policies

The Greater China Fund, Inc. (the “Fund”) was incorporated in Maryland on May 11, 1992, as a non-diversified, closed-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation by investing substantially all of its assets in listed equity securities of companies that derive or are expected to derive a significant portion of their revenues from goods produced or sold or investments made or services performed in China. Investment operations commenced on July 23, 1992.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments

Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Baring Asset Management (Asia) Ltd. to be over-the- counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may

The Greater China Fund, Inc.

Notes to Financial Statements

Continued

result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Investments in mutual funds are valued at their net asset value on the date the New York Stock Exchange is open for trading.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund’s policy that its custodian segregates or takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange (“NYSE”) . Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

Investment Transactions and Investment Income

Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Actual results could differ from such estimates.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using WM/Reuters closing spot rates as of 4:00 p.m. London time on the following basis:

(i)	the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the closing rate of exchange on the valuation date; and

(ii)	purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The Greater China Fund, Inc.

The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate the effects of fluctuations in foreign rates from the effects of fluctuations in the market prices of securities. Accordingly, such currency gain or loss is included in net realized gain or loss on investments. However, the Fund does not isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of any foreign currency -denominated debt obligations pursuant to U.S. federal tax regulations; such amounts are categorized as realized foreign currency transaction gain or loss for both financial reporting and income tax reporting purposes.

Net foreign currency gain or loss from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized appreciation or depreciation of investments and other assets and liabilities denominated in foreign currency on the Statement of Operations. Net realized foreign currency gain or loss is treated as ordinary income (loss) for income tax reporting purposes.

Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Tax

It is the Fund’s intention to continue to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gain to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains is accrued in accordance with the applicable jurisdiction’s tax rules and rates, which generally range between 0-20% of such income amounts.

Note 2.	Concentration of Risk

The Fund may have elements of risk, not typically associated with investments in the United States, due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse

The Greater China Fund, Inc.

Notes to Financial Statements

Continued

governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable United States companies.

Note 3.	Investment Management and Administration Agreements

The Fund has an investment management agreement (the “Investment Management Agreement”) with Baring Asset Management (Asia) Ltd. (the “Investment Manager”), an indirect wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is a diversified financial services business. Under the terms of the Investment Management Agreement, the Investment Manager manages the Fund’s investments in accordance with the Fund’s investment objectives, policies and restrictions, and makes investment decisions on behalf of the Fund, including the selection of and the placing of orders with broker-dealers to execute portfolio transactions on behalf of the Fund. As compensation for its services, the Investment Manager receives a monthly fee, computed weekly, at an annual rate of 1.25% of the Fund’s average weekly net assets up to $250 million and 1.00% of such net assets in excess of $250 million.

Prudential Investments LLC (the “Administrator”), has an administration agreement (the “Administration Agreement”) with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee, computed weekly, at an annual rate of 0.20% of the Fund’s average weekly net assets.

The Board of Directors has appointed an employee of the Administrator to serve as Chief Compliance Officer of the Fund to perform duties required in accordance with the requirements of Rule 38a-1 of the Investment Company Act.

Note 4.	Securities Lending

The Fund may lend up to 27.5% of its total assets to qualified broker-dealers or institutional investors. Under the terms of the securities lending agreement, the securities on loan are secured at all times by cash, cash equivalents, U.S. government securities in an amount at least equal to 105% of the market value of the foreign securities on loan, which are marked-to-market daily. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents, U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable

The Greater China Fund, Inc.

administrative and custody fees. Through October 5, 2008, the Fund’s lending agent was UBS Securities LLC, a wholly-owned indirect subsidiary of UBS AG. Beginning October 6, 2008, State Street Bank & Trust Company became the current lending agent for the Fund.

For the year ended December 31, 2008, the Fund earned $291,044 due to securities lending. UBS Securities LLC earned $113,137 in compensation while they were the Fund’s lending agent and State Street Bank & Trust Company earned $9,012 as the current lending agent.

Note 5.	Purchases and Sales of Securities

For the year ended December 31, 2008, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $402,711,903 and $429,398,816, respectively.

Note 6.	Distributions and Tax Information

Distributions to shareholders are determined in accordance with United States federal income tax regulations, which may differ from generally accepted accounting principles. In order to present undistributed net investment income and accumulated net realized gain (loss) on investments and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain (loss) on investments and foreign currency transactions. For the year ended December 31, 2008, the adjustments were to decrease undistributed net investment income and decrease accumulated net realized gain (loss) on investments and foreign currency transactions by $833,334 due to differences in the treatment for book and tax purposes of certain transactions involving foreign currencies and reclassification of distributions. Net investment income, net realized gains (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the year ended December 31, 2008, the tax character of dividends and distributions paid were $29,996,032 of ordinary income and $82,078,730 of long-term capital gains. For the year ended December 31, 2007 the tax character of dividends and distributions paid were $84,019,050 of ordinary income and $137,109,840 of long-term capital gains.

As of December 31, 2008, the accumulated undistributed earnings on a tax basis were $1,846,742 of ordinary income. The Fund incurred capital losses from November 1, 2008 to December 31, 2008 of approximately $9,948,000, which it will defer in the current fiscal year and recognize in the fiscal year ending December 31, 2009.

As of December 31, 2008, the Fund had a capital loss carryforward for tax purposes of approximately $18,834,000 which expires in 2016.

The Greater China Fund, Inc.

Notes to Financial Statements

Concluded

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation on a tax basis as of December 31, 2008 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation
$294,404,491	$3,259,525	$(69,376,046)	$(66,116,521)

The difference between book basis and tax basis is attributable to deferred losses on wash sales and partnership investments.

The adjusted net unrealized depreciation on a tax basis was $(66,109,520) which included other tax basis adjustments of $7,001 that were primarily attributable to appreciation of foreign currency and mark-to-market of receivables and payables.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 7.	Capital Stock

There are 100,000,000 shares of $0.001 par value capital stock authorized. For the year ended December 31, 2008 the Fund issued 5,937,623 shares in connection with the Fund’s stock dividend. For the year ended December 31, 2007 the Fund issued 32,854 shares in connection with the Fund’s dividend reinvestment plan.

Note 8.	New Accounting Pronouncements

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

The Greater China Fund, Inc.

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The Greater China Fund, Inc.

Financial Highlights

Per Share Operating Performance:	For the Year Ended December 31,
2008
Net asset value, beginning of year	$28.91

Increase From Investment Operations
Net investment income	0.15 *
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(13.45)

Total from investment operations	(13.30)

Dividends and Distributions to Shareholders
Dividends from net investment income and net realized gain from foreign currency transactions	–
Distributions from net realized gain	(6.66)

(6.66)

Fund Share Transactions
Dilutive effect resulting from issuance of shares in stock dividend	(0.05)
Dilutive effect of rights offering	–
Offering costs charged to paid-in capital in excess of par	–

Total of share transactions	(0.05)

Net asset value, end of year	$8.90

Market value, end of year	$8.32

Total Investment Return (1)	(49.56)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$202,510
Ratio of expenses to average net assets	2.01%
Ratio of net investment income to average net assets	0.93%
Portfolio turnover	133%
*	Based on average shares outstanding.
**	Amount represents less than $0.005 per share.
(1)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The Greater China Fund, Inc.

For the Years Ended December 31,
2007	2006	2005	2004
$24.50	$14.93	$17.18	$16.57

– **	0.13	0.19 *	0.20

17.55	12.09	1.47 *	0.96

17.55	12.22	1.66	1.16

(0.03)	(0.45)	(0.43)	(0.21)
(13.11)	(2.20)	(2.25)	(0.34)

(13.14)	(2.65)	(2.68)	(0.55)

–	–	–	–
–	–	(1.04)	–
–	– **	(0.19)	–

–	–	(1.23)	–

$28.91	$24.50	$14.93	$17.18

$24.81	$31.48	$13.04	$15.75

20.59%	168.90%	(0.72)%	(14.77)%

$486,483	$411,539	$250,677	$216,434
1.62%	1.86%	2.09%	2.28%
0.01%	0.66%	1.04%	1.17%
85%	114%	140%	66%

The Greater China Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Greater China Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Greater China Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the years in the three-year period ended December 31, 2006 were audited by another independent registered public accounting firm, whose report dated February 20, 2007, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Greater China Fund, Inc. as of December 31, 2008, and the results of its operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 19, 2009

The Greater China Fund, Inc.

Supplemental Information (Unaudited)

Board of Directors

The Fund is governed by a Board of Directors each of whom serves for a three year term, and may be re-elected to additional terms. The table below shows, for each Director or Officer, his name and age, the position held with the Fund, the length of time served as a Director or Officer of the Fund, the Director’s or Officer’s principal occupations during the last five years, and other directorships held by such Director.

Non-Interested Directors

Name, address (age)	Position(s) Held with the Fund; Length of Time Served	Principal Occupation(s) and Other Directorships Held During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Edward Y. Baker (74) 15 Artinger Court Toronto, Ontario Canada, M3B 1J9	Chairman of Board and Director since 1992	Investment Consultant; Chairman, Board of Trustees, Rogers Sugar Income Fund; previously President and Chief Executive Officer, HOOPP Investment Management Limited and Chief Investment Officer, Hospitals of Ontario Pension Plan.	1

John A. Hawkins (66) HSBC Securities Services (Guernsey) Ltd. Arnold House St Julian’s Avenue St Peter Port Guernsey GY1 3NF Channel Islands	Chairman of Audit Committee and Director since 1992	Previously Executive Vice President – Private Clients with The Bank of Bermuda Ltd.; Director of HSBC Investment Solutions; SR Global Fund Inc.; MW Japan Fund Ltd.	1

C. William Maher (47) 15050 Saddlebrook Lane Poway, CA 92064	Director since 2003	Formerly, Managing Director and Chief Financial Officer of LPL Financial; previously Managing Director of Nicholas Applegate Capital Management.	1

Jonathan J.K. Taylor (65) Dragon Partners Ltd. 41 Burlington Road London SW6 4NH England	Director since 1992	Chairman and Managing Director of Dragon Partners Limited ( consulting for investment managers); Chairman, Schroder Japan Growth Fund Plc; Director, Onyx Country Estates Limited (family property company); Member, International Advisory Board of Datawind Net Access Corporation.	1

Tak Lung Tsim (62) 6B Century Tower One 1 Tregunter Path Hong Kong	Director since 1992	Principal, T.L. Tsim & Associates Ltd. (macropolitical analysis); Member of Li Po Chun United World College of Hong Kong; Director of Playmates Holdings Limited (toy company); Director of Asia Cement (China) Holdings Corporation.	1

The Greater China Fund, Inc.

Supplemental Information (Unaudited)

Continued

Interested Director

Name, address (age)	Position(s) Held with the Fund; Length of Time Served	Principal Occupation(s) and Other Directorships Held During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
John A. Bult (72)* 1285 Avenue of the Americas 37th Floor New York, NY 10019	Director since 1992	Chairman of PaineWebber International Inc.; Director of The Germany Fund, Inc.; The New Germany Fund, Inc.; The Central Europe and Russia Fund, Inc.	1
*	This Director considered by the Fund and its counsel to be “interested persons” (which as used in this annual report is as defined in the Investment Company Act of 1940, as amended) of the Fund or of the Fund’s Investment Manager. Mr. Bult is deemed to be an interested person due to his affiliation with affiliates of UBS Securities LLC, the lead manager of the underwriting syndicate in connection with the initial public offering of the Fund’s shares.

Officers

Name, address (age)	Position(s) Held with the Fund; Length of Time Served	Principal Occupation or Employment and Directorships in Publicly Held Companies	Number of Portfolios in Fund Complex Overseen by Officer
Brian Corris (50) Baring Asset Management 155 Bishopsgate London EC2M 3XY England	President since 2008	Director of Institutional Group of Barings Asset Management; Joined Baring Asset Management in 2005; formerly Head of Institutional Pension Funds at Isis Asset Management, previously worked at Citigroup Asset Management, Credit Lyonnaise Securities (USA), Indosuez Capital Securities, James Capel & Co and Barclays de Zoete Wedd Ltd.	2

Henry Chan (39) Baring Asset Management (Asia) Limited, Edinburgh Tower, 19th Floor, 15 Queen’s Road Central Hong Kong	Vice President since 2007	Head of Asian Equities Baring Asset Management (Asia) Limited; previously at Invesco Asia Limited.	1

Franki Chung (44) Baring Asset Management (Asia) Limited, Edinburgh Tower, 19th Floor, 15 Queen’s Road Central Hong Kong	Vice President since 2007	Portfolio Manager of Baring Asset Management (Asia) Limited; previously at Canadian Imperial Bank of Commerce Asset Management.	1

The Greater China Fund, Inc.

Officers (continued)

Name, address (age)	Position(s) Held with the Fund; Length of Time Served	Principal Occupation or Employment and Directorships in Publicly Held Companies	Number of Portfolios in Fund Complex Overseen by Officer
Grace C. Torres (49) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Treasurer and Principal Financial and Accounting Officer and Vice President since 2007	Treasurer and Principal Financial and Accounting Officer on JennisonDryden Funds, Strategic Partner, Prudential Series Funds and Advanced Series Trust; Assistant Treasurer and Senior Vice President of Prudential Investments; Assistant Treasurer and Vice President of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President of AST Investment Services, Inc.	1

Deborah A. Docs (51) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Chief Legal Officer and Secretary since 2007	Vice President and Corporate Counsel of Prudential; Vice President and Assistant Secretary of PI; formerly Vice President and Assistant Secretary of AST Investment Services, Inc.; Secretary and Chief Legal Officer of the Asia Pacific Fund, Inc., The High Yield Plus Fund, Inc., The High Yield Income Fund, Inc. and Secretary of all Prudential sponsored mutual funds.	2

Andrew R. French (46) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Assistant Secretary since 2007	Director and Corporate Counsel of Prudential; Vice President and Assistant Secretary of PI; Vice President and Assistant Secretary of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department.	2

Valerie M. Simpson (50) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Chief Compliance Officer since 2007	Chief Compliance Officer of PI, AST Investment Services, Inc., The Asia Pacific Fund, Inc. and Nicholas-Applegate Fund, Inc.; formerly Vice President – Financial Reporting for Prudential Life and Annuities Finance.	2

Theresa C. Thompson (46) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Deputy Chief Compliance Officer since 2007	Vice President, Mutual Fund Compliance, PI and Director Compliance, PI.	2

Lana Lomuti (41) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Assistant Treasurer since 2007	Vice President and Director within Prudential Mutual Fund Administration.	1

The Greater China Fund, Inc.

Supplemental Information (Unaudited)

Continued

Officers (concluded)

Name, address (age)	Position(s) Held with the Fund; Length of Time Served	Principal Occupation or Employment and Directorships in Publicly Held Companies	Number of Portfolios in Fund Complex Overseen by Officer
Peter Parrella (50) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Assistant Treasurer since 2007	Vice President and Director within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC.	1

The Greater China Fund, Inc.

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless PNC Global Investment Servicing (the “Plan Agent”) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Plan Agent. Shareholders who do not participate in the Plan will receive all cash dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in “street name”) will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Fund declares an income dividend or a capital gain distribution payable either in the Fund’s common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share at the time the shares of common stock are valued for the purpose of determining the number of shares of common stock equivalent to the dividend or distribution (the “Valuation Date”), the Fund will issue new shares to participants valued at net asset value, or if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on the Valuation Date, participants will be issued shares of common stock at the market price on the Valuation Date. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy shares of the Fund’s common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. To the extent the Plan Agent is unable to do so and, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or capital gains distribution had been paid in common stock issued by the Fund. The Plan Agent will apply all cash received as a dividend or capital gains distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of such dividend or capital gains distribution, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

The Greater China Fund, Inc.

Supplemental Information (Unaudited)

Continued

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gain distributions. There will be no brokerage charge with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent c/o PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940–3027. For further information regarding the plan, you may also contact the transfer agent directly at 1–800–331–1710.

Quarterly Form N-Q Portfolio Schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Forms N-Q. The Fund’s Forms N-Q are available on the Fund’s website at http://www. greaterchinafund. com or on the SEC’s website at http://www. sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-331-1710.

The Greater China Fund, Inc.

Proxy Voting Policies and Procedures and Record

You may obtain a description of the Fund’s proxy voting policies and procedures, and its proxy voting record, without charge, upon request by contacting the Fund directly at 1-800-331-1710, online on the Fund’s website: http://www. greaterchinafund. com, or on the EDGAR Database on the SEC’s website at http://www. sec.gov.

Other Information

Since December 31, 2008, there have been no (i) material changes in the Fund’s investment objectives or policies, or (ii) changes to the Fund’s charter or by-laws or (iii) material changes in the principal risk factors associated with investment in the Fund.

The Greater China Fund, Inc.

Supplemental Information (Unaudited)

Concluded

U.S. Federal Tax Information

Dividends and Distributions

As required by the U.S. Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Fund during its fiscal year ended December 31, 2008.

During the fiscal year ended December 31, 2008, the Fund paid $1.77 per share of ordinary income dividends and $4.89 per share of long-term capital gain distributions.

The Fund designates 9.50% of ordinary income dividends as qualified for the reduced tax rate.

The Fund designates 100% of its distributions from net realized short-term capital gains as a short-term capital gain dividend.

The Fund has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction. For the fiscal year ended December 31, 2008, the Fund passes through $95,898 ordinary income distributions as a foreign tax credit from recognized foreign source income of $8,347,086.

For purposes of preparing your federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute Form 1099-DIV which you should receive in January 2009.

The Greater China Fund, Inc.

New York Stock Exchange Certifications

The Fund is listed on the NYSE. As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s President and Treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”) . The Section 302 Certifications were filed as exhibits to the Fund’s annual report on Form N-CSR, which included a copy of this annual report along with certain other information about the Fund. After the Fund’s 2008 annual meeting of shareholders, it filed a certification with the NYSE on June 5, 2008, stating that its president was unaware of any violation of the NYSE’s Corporate Governance listing standards.

The Greater China Fund, Inc.

155 Bishopsgate, London EC2M 3XY

Telephone +44 (0)20-7628 6000

Facsimile +44 (0)20-7638 7928

Internet www.barings.com

• LONDON • BOSTON • FRANKFURT •

• GUERNSEY • HONG KONG •

• PARIS • SAN FRANCISCO • TAIPEI •

• TOKYO • TORONTO •

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board of Directors has determined that the following persons serving on the registrant’s Audit Committee are audit committee financial experts as defined in Item 3 of Form N-CSR: Edward Y. Baker, John A. Hawkins and C. William Maher. Each of Mr. Baker, Mr. Hawkins and Mr. Maher is independent for purposes of Item 3 of Form N-CSR.

The designation of each of Messrs. Baker, Hawkins and Maher as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (1) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of registrant’s audit committee or Board of Directors in the absence of such designation, or (2) affect the duties, obligations or liability of any other member of registrant’s audit committee or Board of Directors.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2008 and December 31, 2007, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $57,000 and $57,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2008 and December 31, 2007, KPMG LLP, the Registrant’s principal accountant, did not report any audit-related fees for services rendered to the Registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees.

(c) Tax Fees

For the fiscal years ended December 31, 2008 and December 31, 2007, KPMG LLP, the Registrant’s principal accountant, billed the Registrant $16,250 and $9,750 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for tax return preparation and review of excise tax calculations.

(d) All Other Fees

For the fiscal years ended December 31, 2008 and December 31, 2007, there were no fees billed by KPMG LLP for products and services rendered to the Registrant, other than the services reported in Item 4(a)-(c) above.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s audit committee pre-approves in advance at regularly scheduled audit committee meetings all audit and non-audit services performed by the registrant’s independent accountants for the registrant, its investment manager, and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the registrant. If such a service is required between regularly scheduled audit meetings, pre-approval may be authorized by the chairman of the audit committee. The chairman will update the audit committee at the next regularly scheduled meeting for any interim approval granted.

(e) (2) Percentage of services referred to in 4(b)- 4(d) that were approved by the audit committee –

There were no services referred to in Items 4(b)- 4(d) requiring approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years ended December 31, 2008 and December 31, 2007.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years ended December 31, 2008 and December 31, 2007. For the fiscal years ended December 31, 2008 and December 31, 2007, KPMG LLP, the Registrant’s principal accountant, did not report any non-audit fees for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2008 and December 31, 2007.

(h) Principal Accountant’s Independence

The Registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Baker, Mr. Hawkins, Mr. Maher, Mr. Taylor and Mr. Tsim.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

The registrant has adopted policies and procedures with respect to the voting of proxies related to portfolio securities. These procedures delegate to Baring Asset Management (Asia) Ltd., the investment manager, the responsibility for voting proxies, subject to the continuing oversight of the registrant’s board of directors. The registrant’s procedures provide that the board of directors annually reviews the investment manager’s proxy voting policies and procedures and the investment manager’s proxy votes on behalf of the registrant.

A copy of the investment manager’s proxy voting policies and procedures is set forth below:

Baring Asset Management, Inc.

Baring International Investment Limited

Baring Asset Management (Asia)

(together, the “Companies”)

Section Three

Proxy Voting Policies and Procedures

For North American Clients

Executive Summary

The Companies owe fiduciary, contractual, and statutory duties to vote proxies on the securities that we manage for many of our clients. A breach of our proxy voting responsibilities may lead to financial and reputational damage to the Companies. Proxy proposals are reviewed and transmitted to Barings’ third party proxy administrator (“ISS”) by the Global Events department in London. However, investment managers (or SIT heads, if investment managers are indisposed) are principally responsible for ensuring that proxy voting in respect of their portfolio holdings takes place in accordance with these procedures. For proxies concerning routine corporate governance matters, the Companies generally vote in favor of management proposals or with managements’ recommendations. For “non-routine” matters, investment managers must determine the proxy vote that will maximize the value of clients’ securities holdings.

Summary responsibilities are set forth below:

Investment Managers:

•	Identify and ensure the Global Events department is aware of impending shareholder meetings and proxy proposals regarding non-routine matters;

•	Instruct the Global Events department regarding the proxy votes to be cast on all “non-routine” matters;

•	Seek approval from the Proxy Voting Committee prior to casting proxy votes contrary to these Proxy Voting Policies; and

•	Ensure that the Proxy Voting Policies are implemented in regard to the proxies appurtenant to securities in their portfolios.

The Global Events Department:

•	Collects proxy proposals from ISS and investment managers;

•	Reviews proxies to gauge whether proposals concern “routine” matters at annual shareholder meetings, in which case custodians are instructed to vote “for” management;

•	Distributes proxies concerning all “non-routine” proposals to investment managers, and collects completed proxy voting instructions from investment managers;

•	Verifies that Proxy Voting Committee approval has been granted for any proxy vote to be cast that is contrary to these Policies;

•	Notifies ISS regarding the votes cast by the Companies; and

•	Maintains records of the Companies’ proxy votes, and the reasons therefore, for review by investment managers, clients, and government agencies.

The Proxy Voting Committee:

•	Establishes and reviews the Companies’ proxy voting policies;

•	Advises investment managers upon request regarding unusual proxy proposals;

•	Reviews recommendations of investment managers who suggest casting proxy votes that are contrary to the Companies’ policies; and

•	Reviews, quarterly, the proxy votes cast by the Companies.

The Onsite system identifies clients for whom the Companies vote proxies. The Global Events and Legal departments can provide additional details, if needed.

The Companies have prepared a synopsis of these procedures that may be disseminated to clients and prospective clients of the Companies. Please contact the Client Services department for a copy of that synopsis. In addition, Clients may obtain a complete copy of the Companies’ proxy voting policies and procedures by contacting Baring Asset Management, Inc.’s Legal and Compliance Department at (617) 946-5200.

Section Three

Proxy Voting Policies and Procedures

For North American Clients

A.	Overview of the Companies’ Proxy Voting Responsibilities

1.	Clients That Are Affected By These Policies

For many clients, the Companies have assumed contractual responsibility to vote proxies on the securities that we manage for those clients’ accounts. For ERISA clients (i.e., employee benefit plans formed pursuant to the Employee Retirement Income Security Act of 1974), the Companies owe fiduciary and statutory duties to vote proxies on client securities unless the clients explicitly have retained the obligation to do so. The Companies vote proxies for those North American clients who have invested in certain commingled funds maintained by Bankers Trust Co. (the “BIFIT” and “Big T” funds), but do not vote proxies for clients who have invested in the “active/passive” commingled funds maintained at State Street Bank, which retains authority to vote proxies for those clients. Please review the Onsite system or contact the Global Events or Legal departments to ascertain whether a particular client has delegated proxy voting responsibility to the Companies.

2.	Investment Managers Must Ensure That Proxy Voting On Securities In Their Portfolios Takes Place In Accordance With These Procedures

The Global Events department in London (tel. ext. 1536, fax ext. 1742) coordinates the collection of proxy proposals, instructs ISS on proxy votes, and maintains records, by client and security, of proxy votes and the reasons therefore. Investment managers, however, are most familiar with the companies that have issued proxies and the potential ramifications on corporate governance and share values of particular proxy votes. Consequently, investment managers must identify and ensure that the Global Events department is aware of impending shareholder meetings and proxy proposals (as described below), and instruct the Global Events department on how votes should be cast. Investment managers are primarily responsible for ensuring that proxies on holdings in their portfolios are voted in accordance with these procedures.

3.	The Proxy Voting Committee

The Companies have established a Proxy Voting Committee to set policies and review, at least quarterly, the proxy votes that were cast by the Companies. The Proxy Voting Committee is available to investment managers, analysts, and other personnel for advice on voting unusual proxy proposals. Investment managers who recommend casting proxy votes that are contrary to the Companies’ policies must contact the Proxy Voting Committee before instructing the Global Events department on how such votes should be cast, and present reasons for recommending votes that are contrary to policies. The Global Events department will record whether investment managers have instructed how the Companies should vote on non-routine proxy matters and ensure that Investment

Managers have sought guidance from the Proxy Voting Committee before casting votes that contravene the Companies Proxy Voting Policies. For additional information or assistance, please contact Amanda Bustard (London, ext. 1529) or Daniel P. Barry (Boston, ext. 5311).

B.	Proxy Voting Procedures

1.	The Companies employ a third-party vendor, ISS, to review specific proposals and notify the Companies of upcoming shareholder meetings.

2.	In most cases, the Global Events department will determine whether a proxy proposal concerns a routine matter or a non-routine matter (see “Proxy Voting Policies, #3” below.) The Global Events department maintains “standing instructions” (described below) that direct ISS to vote routine proposals at annual shareholder meetings for issuers located in geographic regions with well-established markets. Despite standing instructions, the Global Events department endeavors to review each proxy proposal to ensure that non-routine proposals (regarding, for example, a merger, acquisition, or the implementation of anti-takeover measures) are identified and forwarded to appropriate investment managers for full consideration. To reiterate, however, investment managers are responsible for ensuring that non-routine matters are identified as such and voted in a manner designed to maximize the value of client securities holdings. Investment managers must ensure that the Global Events department is aware of pending non-routine proposals and advise the Global Events department accordingly.

3.	The Global Events department reconciles proxies with client holdings. The Global Events department additionally maintains records, by client and security issuer, of each proxy vote cast and the reasons therefore. The Global Events department will keep and maintain such records for inspection by clients and government agencies.

4.	Special Circumstances: Some non-U.S. securities issuers impose fees on shareholders or their custodians for exercising the right to vote proxies. Other issuers may “block,” or prohibit, shareholders from transferring or otherwise disposing of their shares for a period of time after the securities holders have noticed their intent to vote their proxies. Moreover, some issuers require the registration of securities in the name of the beneficial owners before permitting proxies to be cast, and thus mandate the disclosure of the identity of beneficial owners of securities, which may be contrary to our clients’ wishes. In these instances, the Global Events department will notify the appropriate investment managers of the costs or restrictions that may apply in voting proxies. Investment managers and the Global Events department, with guidance from the Proxy Voting Committee if desired, will weigh the economic benefit to our clients of voting those proxies against the cost of doing so.

The U.S. Department of Labor (the “U.S. Labor Department”), which enforces ERISA, recognizes that ERISA clients may incur additional costs in voting proxies appurtenant to shares of non-U.S. corporations. The U.S. Labor Department advises that investment advisers, such as the Companies, should weigh the effect of voting our clients’ shares against the cost of voting. Moreover, in choosing whether to purchase the shares of certain non-U.S. corporations, the Companies’ investment managers should consider whether the difficulty and expense of voting the proxies is reflected in the market price of those shares. Investment managers should consult the Global Events department to ascertain the anticipated costs of voting proxies on certain non-U.S. corporations.

C.	Proxy Voting Policies

1.	The Companies’ fiduciary obligation is to maximize the value of our clients’ shareholdings, and our proxy voting decisions are made with that aim. For ERISA clients, the U.S. Labor Department has stated that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries (i.e., investment advisers) should make proxy voting decisions with a view to enhancing the value of the shares of stock.”

2.	The Companies will vote proxies on all proposals, except in those instances when investment managers determine that the economic returns of voting proxies issued by non-U.S. corporations are outweighed by the costs that would be incurred by client accounts.

3.	The Companies follow general voting guidelines, but recognize the importance of reviewing each proposal. The Companies’ voting guidelines concern, for the most part, proxies on “routine,” or non-controversial, matters of corporate governance. Investment managers ultimately are responsible for determining whether a proposal concerns a routine matter or a non-routine matter.

4.	The Companies generally vote in favor of management proposals on the following ballot items:

a.	re-election of directors who have satisfied their fiduciary duties;

b.	amendments to employee benefit plans;

c.	approval of independent auditors;

d.	directors’ and auditors’ compensation;

e.	directors’ and officers’ indemnification;

f.	financial statements and allocation of income;

g.	dividend payouts;

h.	authorization of share repurchase programs; and

i.	elimination of cumulative voting.

5.	Investment managers are responsible for advising the Global Events department on how votes should be cast on the following “non-routine” ballot measures:

a.	changes to the issuer’s capitalization due to the addition or elimination of classes of stock and voting rights;

b.	changes to the issuer’s capitalization due to stock splits and stock dividends;

c.	the elimination of pre-emptive rights for share issuance;

d.	the creation of, or changes to, anti-takeover measures, including shareholder rights plans (i.e., “poison pill” plans);

e.	stock option plans, and other stock-based employee compensation or incentive plans;

f.	the addition, deletion, or changes to super-majority voting requirements;

g.	mergers or acquisitions;

h.	the establishment or alteration of classified boards of directors; and

i.	change-in-control provisions in management compensation plans.

6.	The Companies examine shareholder proposals in the same light that we review management proposals: to determine whether such proposals will maximize overall returns on our clients’ shareholdings, in accordance with ERISA and our fiduciary duties. The Companies generally vote in favor of the following ballot items, that often are proposed by shareholders:

a.	requiring auditors to attend the corporation’s annual shareholders’ meeting;

b.	establishing an annual election of the board of directors;

c.	establishing audit, nominating, or compensation committees;

d.	requiring shareholder approval of amendments to the by-laws and corporate articles;

e.	requiring a shareholder vote on the creation of shareholder rights plans, and calling for the repeal of anti-takeover measures; and

f.	requiring reasonable expansion of financial or compensation-related reporting.

7.	The Companies do not support proposals that would impose geographic or other restrictions on the businesses conducted by the issuers of the securities we manage for clients. The Companies do, of course, respect the investment guidelines of clients who choose not to own securities of companies that engage in certain lines of business or in certain regions. Investment managers must notify the Global Events department if a client has instructed the Companies regarding proxy voting on particular issues of corporate governance of other matters.

8.	Due to the volume of proxies received by the Companies and the routine nature of many proposals presented at annual shareholders meetings, the Companies maintain “standing instructions” with ISS to vote “in favor” of management proposals at annual shareholder meetings. The standing instructions regard only annual shareholder meeting for issuers located in the U.S., Canada, and well-developed Pacific Basin and European countries. Investment managers are responsible for ensuring that any non-routine matters to be voted upon at annual meetings are evaluated and voted in accordance with these policies. The standing instructions are subject to review by the Proxy Voting Committee and the Global Events department. The Companies do not maintain standing instructions for proxies to be cast at “extraordinary” or special shareholders meetings.

9.	Investment managers who recommend casting proxy votes that are contrary to the Companies’ policies must contact and obtain the approval of the Proxy Voting Committee before instructing the Global Events department on how such votes should be cast. The Global Events department is responsible for ensuring that investment managers have contacted the Proxy Voting Committee before such votes are cast.

10.	Investment Managers are responsible for: (a) identifying situations where there may be a material conflict between the Companies’ (including affiliates) interests and those of its clients concerning proxy votes and, (b) raising such matters with the Proxy Voting Committee before instructing the Global Events Department on how such votes should be cast. The Proxy Voting Committee will review the matter. If the Proxy Voting Committee determines that the facts present a material conflict of interest, the Companies will disclose the material conflict to the client(s) and obtain written consent from the client(s) before voting.

D.	Recordkeeping

The Companies must retain the following documentation as it relates to proxy voting:

1.	Proxy voting policies & procedures;

2.	Proxy statements received regarding client securities;

3.	Records of votes cast on behalf of clients;

4.	Records of written client requests;

5.	Records of written responses from the Companies to either written or oral client requests; and

6.	Documents prepared by the Companies that were material to the decision on how to vote, or that memorialized the basis for the decision.

The above proxy voting records must be maintained in an easily accessible place for five years, the first two in an appropriate BAM office.

With respect to The Asia Pacific Fund, Inc. and the Greater China Fund, Inc. (“Funds”), the Companies will disclose the material conflict in writing to the person or persons designated by the Funds, and the Companies will be entitled to rely on the written consent of such person or persons; provided, however, that no such disclosure and consent will be required regarding any matter giving rise to a conflict of interest if:

(i)	the matter is a routine, non-controversial matter, as determined pursuant to “Proxy Voting Policies,” #3;

(ii)	the matter is one for which there is a general voting policy under “Proxy Voting Policies,” #4 or #6 and the instructions regarding the vote will be consistent with the general proxy voting policy on such matter; or

(iii)	the instructions regarding the vote will be contrary to the interest of the party giving rise to the conflict of interest.

The Companies will promptly notify the Funds of any material change in these Proxy Voting Policies and Procedures for North American Clients.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies –

Henry Chan and Franki Chung are the Fund’s portfolio managers, the persons associated with the Investment Manager who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Mr. Chan is responsible for Asian investment policy with specialist research responsibilities on Greater China markets. He became the Head of the Asian Investment Team in 2006. Henry joined Baring Asset Management in 2004 and assumed the lead role in driving its Asian institutional mandates and flagship retail products, namely, Baring Asia Growth and Baring Eastern Trust. At the specialist level, Henry is co-manager of the Baring China Absolute Return Fund and Baring Korea Trust. Henry has extensive experience in the management of both Asian regional and specialist mandates. Prior to joining Baring Asset Management he worked at INVESCO (formerly LGT) where he handled a number of Pacific Basin (including Japan) and Asia ex Japan portfolios. His specialist experience covered a number of markets including Taiwan, Hong Kong, China, Korea and Japan. He was also the lead fund manager of INVESCO Asia NET Fund, INVESCO GT Taiwan Fund and a number of Greater China portfolios. Henry received his Bachelor Degree from the London School of Economics and Political Science in 1992. He was awarded the CPA designation in 1994 and became a CFA in 1997. Henry speaks fluent English, Cantonese and Mandarin.

In addition to the Fund, Mr. Chan was also responsible for the day-to-day management of the portfolio of the following accounts as of December 31, 2008:

	Number of Accounts	Number of Accounts with Performance Fee	Assets Under Management ($ US mil)	Assets Under Management with Performance Fee ($ US mil)
Registered Investment Companies	1	0	$203.5	—
Other Pooled Investment Vehicles	7	1	$651.0	$7.9
Other Accounts	6	1	$1,344.4	$216.3

As of December 31, 2008, Mr. Chan did not beneficially own any equity securities in the Fund. Portfolio Managers are compensated via his/her annual salary plus potential for a performance bonus if the majority of the funds managed by the Portfolio Managers and his/her team achieved their excess returns objectives.

Mr. Chung rejoined Barings in 2007 to manage its flagship Asian products and formulate the investment strategy for the region. Franki joined Barings in 1994 as an analyst covering Australia and New Zealand, and then Thailand in 1995. He was promoted to Investment Manager in 1996, covering Singapore, Malaysia, ASEAN and then Hong Kong / China. In 1999, he joined Canadian Imperial Bank of Commerce to manage their retail and institutional funds. Before rejoining Barings, he held the role of Executive Director, Head of Asian Equities, at CIBC, responsible for the stock selection and asset allocation in Asia Pacific including Japan. Franki received his Bachelor of Science (Economics) from the University of London in 1991 and M.B.A. from the Australian Graduate School of Management at the University of New South Wales in 1993. He was awarded the CFA designation in 1998. Franki speaks fluent English, Mandarin and Cantonese.

In addition to the Fund, Mr. Chung was also responsible for the day-to-day management of the portfolio of the following accounts as of December 31, 2008:

	Number of Accounts	Number of Accounts with Performance Fee	Assets Under Management ($ US mil)	Assets Under Management with Performance Fee ($ US mil)
Registered Investment Companies	2	0	$327.5	—
Other Pooled Investment Vehicles	5	0	$491.4	—
Other Accounts	1	1	$168.0	$168.0

As of December 31, 2008, Mr. Chung did not beneficially own any equity securities in the Fund. Portfolio Managers are compensated via his/her annual salary plus potential for a performance bonus if the majority of the funds managed by the Portfolio Managers and his/her team achieved their excess returns objectives.

There are no material conflicts which arise between the management of The Greater China Fund, Inc. versus other funds.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99 CODEETH to the registrant’s Report on Form N-CSR filed March 10, 2004 (Accession Number: 0001047469-04-007323)(SEC File No. 811-06674).

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Greater China Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date February 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian A. Corris
Brian A. Corris
President and Principal Executive Officer

Date February 20, 2009

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date February 20, 2009

*	Print the name and title of each signing officer under his or her signature.